Exhibit 99.2

SL Green Realty Corp.

Second quarter

Supplemental Data

June 30, 2012

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2012 that will be released on Form 10-Q to be filed on or before August 9, 2012.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-47
Corporate Information	48
Analyst Coverage	49
Supplemental Definitions	50

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

SECOND QUARTER 2012 HIGHLIGHTS UNAUDITED

Summary

New York, NY, July 25, 2012 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $179.0 million, or $1.92 per diluted share, for the quarter ended June 30, 2012, compared to $92.9 million, or $1.08 per diluted share, for the same quarter in 2011.  The results reflect additional cash income of $67.9 million, or $0.73 per diluted share, equivalent to profit, from the recapitalization of 717 Fifth Avenue in the second quarter of 2012.

Net income attributable to common stockholders totaled $103.0 million, or $1.14 per diluted share, for the quarter ended June 30, 2012, compared to $526.5 million, or $6.26 per diluted share, for the same quarter in 2011.

Operating and Leasing Activity

For the second quarter of 2012, the Company reported revenues and operating income of $349.0 million and $266.8 million, respectively, compared to $298.7 million and $162.7 million, respectively, for the same period in 2011.

Same-store NOI on a combined basis increased by 1.8 percent to $199.5 million for 2012, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to 2011. Consolidated property same-store NOI increased by 1.0 percent to $169.2 million and unconsolidated joint venture property same-store NOI increased 6.9 percent to $30.3 million.

Same-store cash NOI on a combined basis increased by 5.3 percent to $178.9 million for 2012, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to 2011. Consolidated property same-store cash NOI increased by 4.8 percent to $151.3 million and unconsolidated joint venture property same-store cash NOI increased 8.3 percent to $27.6 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio at June 30, 2012 was 93.2 percent as compared to 93.4 percent at June 30, 2011.  During the quarter, the Company signed 50 office leases in its Manhattan portfolio totaling 2,251,230 square feet.  Eleven leases totaling 42,174 square feet represented office leases that replaced previous vacancy, and 39 office leases comprising 2,209,056 square feet had average starting rents of $52.63 per rentable square foot, representing a 1.3 percent increase over the previously fully escalated rents on the same office spaces, which was largely driven by the 1.6 million square foot lease with Viacom International Inc. at 1515 Broadway and the renewal of the City of New York for 372,521 square feet at 100 Church.  The average lease term on the Manhattan office leases signed in the second quarter was 15.1 years and average tenant concessions were 8.2 months of free rent with a tenant improvement allowance of $49.29 per rentable square foot.

During the quarter, 1,955,729 square feet of office leases commenced in the Manhattan portfolio, 70,537 square feet of which represented office leases that replaced previous vacancy, and 1,885,192 square feet of which represented office leases that had average starting rents of $50.18 per rentable square foot, representing a 0.1 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 86.0 percent at June 30, 2012, as compared to 86.4 percent at June 30, 2011.  Excluding One Court Square, which was sold subsequent

SECOND QUARTER 2012 HIGHLIGHTS UNAUDITED

to the end of the quarter, the Company’s Suburban portfolio occupancy would be 82.4 percent at June 30, 2012, as compared to 82.9 percent at June 30, 2011.

During the quarter, the Company signed 23 office leases in the Suburban portfolio totaling 239,110 square feet.  Six leases totaling 22,388 square feet represented office leases that replaced previous vacancy, and 17 office leases comprising 216,722 square feet had average starting rents of $25.69 per rentable square foot, representing a 18.9 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the second quarter was 5.1 years and average tenant concessions were 8.4 months of free rent with a tenant improvement allowance of $12.87 per rentable square foot.

During the quarter 216,559 square feet of office leases commenced in the Suburban portfolio, 7,450 square feet of which represented office leases that replaced previous vacancy, and 209,109 square feet of which represented office leases that had average starting rents of $25.25 per rentable square foot, representing a 20.1 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the second quarter included:

•                  Early renewal and expansion on 1.6 million square feet with Viacom International Inc. for 15.3 years at 1515 Broadway bringing the total remaining lease term to 19 years;

•                  Early renewal on 372,521 square feet with The City of New York Law and Business for 20.4 years at 100 Church Street;

•                  Early renewal and expansion on 87,677 square feet with Cohen & Steers, Inc. for 10 years at 280 Park Avenue;

•                  New lease on 36,823 square feet with Yext, Inc. for 7.7 years at One Madison Avenue;

•                  Early renewal on 112,584 square feet with Fuji Film Holdings America Corp. for 6.3 years at 200 Summit Lake Drive, Westchester, NY; and

•                  Early renewal on 46,032 square feet with Nomura Holdings for 5.8 years at 1100 King Street, Westchester, NY.

Marketing, general and administrative, or MG&A, expenses for the quarter ended June 30, 2012 were $20.7 million, or 5.1 percent of total revenues including the Company’s share of joint venture revenue compared to $22.5 million, or 6.4 percent for the quarter ended June 30, 2011.

Real Estate Investment Activity

In June 2012, SL Green acquired the 215,000 square-foot mixed-use office and retail building located at 304 Park Avenue South for $135.0 million, or $628 per square foot. The property was acquired with approximately $102.0 million of cash and $33.0 million in operating partnership units of SL Green operating partnership.

SECOND QUARTER 2012 HIGHLIGHTS UNAUDITED

In April 2012, SL Green, along with its joint venture partner Jeff Sutton, sold 379 West Broadway for $48.5 million, resulting in a gain of $6.5 million.

In July 2012, SL Green, along with its joint venture partner, sold One Court Square for a gross sale price of $481.1 million.  The transaction included the assumption by the purchaser of $315.0 million of existing debt.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $982.2 million at June 30, 2012.  During the second quarter, the Company purchased and originated new debt and preferred equity investments totaling $71.3 million, all of which are directly collateralized by New York City commercial office properties, and received $7.1 million of principal reductions from investments that were sold or repaid.  In addition, the Company reclassified a first mortgage position, which is collateralized by an office property in London, into real estate held-for-sale as the property is being marketed for sale through a receiver controlled by the Company.  The Company recognized additional income of $4.7 million in the quarter as a result of this reclassification. The debt and preferred equity investment portfolio had a weighted average maturity of 2.8 years as of June 30, 2012 and had a weighted average yield for the quarter ended June 30, 2012 of 9.3 percent, exclusive of loans with a net carrying value of $25.1 million, which are on non-accrual status.

Financing and Capital Activity

In June 2012, SL Green, along with its joint venture partner Jeff Sutton, recapitalized the retail condominium at 717 Fifth Avenue in a transaction that included: a refinancing with a ten-year, $300.0 million, 4.45 percent fixed-rate mortgage and a twelve-year, $290.0 million, 9.0 percent fixed-rate mezzanine loan; the reduction by SL Green of its interest to 10.92 percent; and the redemption of $31.7 million of Series E preferred units of SL Green operating partnership.

In April 2012, SL Green closed on a seven-year $775.0 million mortgage at 1515 Broadway. This mortgage bears interest at 285 basis points over the 90-day LIBOR and replaces the previous $447.2 million mortgage that was scheduled to mature in 2014.

In June 2012, SL Green closed on a ten-year $230.0 million mortgage at 100 Church Street. This mortgage bears a fixed rate of interest of 4.675 percent.

In July 2012, SL Green redeemed all 4,000,000 outstanding shares of its 7.875 percent Series D Cumulative Redeemable Preferred Stock on July 13, 2012 at a redemption price of $25.00 per share of preferred stock plus $0.4922 in accumulated and unpaid dividends on such preferred stock through July 14, 2012.

In the second quarter of 2012, SL Green sold 1.0 million shares of common stock for aggregate gross proceeds of $79.6 million ($78.4 million of net proceeds after related expenses). In 2012 to date, SL Green sold 3.9 million shares of common stock for gross proceeds of $304.6 million ($301.1 million of net proceeds after related expenses).  The Company’s existing at-the-market equity offering program has $45.4 million of remaining sales capacity.

SECOND QUARTER 2012 HIGHLIGHTS UNAUDITED

Dividends

During the second quarter of 2012, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.25 per share of common stock, which was paid on July 13, 2012 to stockholders of record on the close of business on July 2, 2012; and

•                  $0.4766 per share on the Company’s Series C Preferred Stock for the period April 15, 2012 through and including July 14, 2012, which was paid on July 13, 2012 to stockholders of record on the close of business on June 30, 2012, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.9064 per share.

Key Financial Data
June 30, 2012
(Amounts in Thousands Except Ratios, Percentages, Per Share and Sq. Ft.)

	As of or for the three months ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Earnings Per Share
Net income available to common stockholders - diluted	$1.14	$0.29	$0.03	$0.08	$6.26
Funds from operations available to common stockholders - diluted	$1.92	$1.10	$1.02	$1.00	$1.08
Funds available for distribution to common stockholders - diluted	$0.71	$0.87	$0.52	$0.44	$0.57

Common Share Price & Dividends
At the end of the period	$80.24	$77.55	$66.64	$58.15	$82.87
High during period	$83.31	$79.27	$71.33	$87.54	$90.01
Low during period	$70.91	$68.16	$55.14	$58.15	$74.72
Common dividends per share	$0.25	$0.25	$0.25	$0.10	$0.10

FFO payout ratio	13.0%	22.7%	24.6%	10.0%	9.3%
FAD payout ratio	35.2%	28.6%	47.9%	22.9%	17.4%

Common Shares & Units
Common shares outstanding	89,938	88,855	86,045	85,969	84,559
Units outstanding	3,486	3,051	2,765	1,910	1,912
Total common shares and units outstanding	93,424	91,906	88,810	87,879	86,471

Weighted average common shares and units outstanding - basic	92,982	89,792	88,326	87,608	85,490
Weighted average common shares and units outstanding - diluted	93,351	90,173	88,744	88,081	86,010

Market Capitalization
Market value of common equity	$7,496,342	$7,127,310	$5,918,298	$5,110,164	$7,165,852
Liquidation value of preferred equity/units	442,050	442,050	392,500	392,500	392,500
Consolidated debt	6,278,024	6,081,046	6,094,696	5,886,440	5,597,585
Consolidated market capitalization	$14,216,416	$13,650,406	$12,405,494	$11,389,104	$13,155,937
SLG portion of JV debt	1,919,749	1,940,840	1,824,515	1,823,611	1,783,078
Combined market capitalization	$16,136,165	$15,591,246	$14,230,009	$13,212,715	$14,939,015

Consolidated debt to market capitalization	44.2%	44.5%	49.1%	51.7%	42.5%
Combined debt to market capitalization	50.8%	51.5%	55.7%	58.4%	49.4%

Consolidated debt service coverage	2.3	2.1	2.2	2.2	2.3
Consolidated fixed charge coverage	2.0	1.8	1.8	1.8	2.0
Combined fixed charge coverage	1.8	1.6	1.7	1.6	1.8

Supplemental Information	Second Quarter 2012

SL Green Realty Corp.
Key Financial Data
June 30, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Selected Balance Sheet Data
Real estate assets before depreciation	$11,512,204	$11,338,420	$11,202,854	$10,619,202	$10,609,660
Investments in unconsolidated joint ventures	$1,014,042	$1,022,931	$893,933	$921,146	$896,632
Debt and Preferred Equity Investments	$982,209	$999,573	$985,942	$897,028	$582,418
Cash and cash equivalents	$256,799	$133,665	$138,192	$394,505	$390,229
Investment in marketable securities	$23,502	$25,689	$25,323	$54,962	$55,366

Total assets	$14,139,113	$13,761,713	$13,483,852	$13,162,645	$12,644,078

Fixed rate & hedged debt	$4,966,192	$4,773,768	$4,832,209	$4,750,111	$4,458,109
Variable rate debt	1,311,832	1,307,278	1,262,487	1,136,329	1,139,476
Total consolidated debt	$6,278,024	$6,081,046	$6,094,696	$5,886,440	$5,597,585

Total liabilities	$6,998,546	$6,822,003	$6,833,513	$6,635,292	$6,224,415

Fixed rate & hedged debt - including SLG portion of JV debt	$6,362,471	$6,105,516	$6,176,764	$6,094,873	$5,814,931
Variable rate debt - including SLG portion of JV debt	1,835,302	1,916,370	1,742,447	1,615,178	1,565,732
Total combined debt	$8,197,773	$8,021,886	$7,919,211	$7,710,051	$7,380,663

Selected Operating Data
Property operating revenues	$309,275	$302,477	$294,495	$282,114	$273,629
Property operating expenses	(130,378)	(133,573)	(126,223)	(122,471)	(114,183)
Property operating NOI	$178,897	$168,904	$168,272	$159,643	$159,446
NOI from discontinued operations	—	519	1,945	1,946	2,785
Total property operating NOI - consolidated	$178,897	$169,423	$170,217	$161,589	$162,231
SLG share of property NOI from JVs	41,438	38,704	36,792	37,532	38,690
Total property operating NOI - combined	$220,335	$208,127	$207,009	$199,121	$200,921
Debt and preferred equity investment income	33,448	26,338	22,162	18,433	15,144
Other income	6,282	10,377	12,222	6,076	9,932
Marketing general & administrative expenses	(20,721)	(20,196)	(18,728)	(18,900)	(22,454)
EBITDA - combined	$239,344	$224,646	$222,665	$204,730	$203,543

Consolidated Debt to EBITDA (trailing-12 months)	8.1	8.4	8.2	8.0	7.2
Combined Debt to EBITDA (trailing-12 months)	8.9	9.2	8.8	8.6	7.8

SL Green Realty Corp.
Key Financial Data
June 30, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Selected Operating Data (Manhattan)
Property operating revenues	$279,414	$276,587	$267,730	$255,779	$246,645
Property operating expenses	112,953	117,869	106,609	106,716	97,723
Property operating NOI	$166,461	$158,718	$161,121	$149,063	$148,922
NOI from discontinued operations	—	519	1,945	1,946	2,785
Total property operating NOI - consolidated	$166,461	$159,237	$163,066	$151,009	$151,707

Other income - consolidated	$1,071	$3,011	$2,263	$863	$1,784

SLG share of property NOI from unconsolidated JV	$36,989	$34,418	$32,300	$31,386	$34,026

Portfolio Statistics (Manhattan)
Consolidated office buildings in service	27	26	26	24	24
Unconsolidated office buildings in service	7	7	7	7	7
	34	33	33	31	31

Consolidated office buildings in service - square footage	18,644,945	18,429,945	18,429,945	17,197,945	17,197,945
Unconsolidated office buildings in service - square footage	5,326,815	5,326,815	6,191,673	6,191,673	6,191,673
	23,971,760	23,756,760	24,621,618	23,389,618	23,389,618

Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.2%	93.4%	93.0%	93.5%	93.4%

Office Leasing Statistics (Manhattan)
Total office leases commenced	38	54	49	41	46
Total office square footage commenced	1,955,729	734,218	412,704	544,836	359,583

Average rent psf - leases commenced	$50.18	$69.81	$63.11	$49.37	$59.91
Previously escalated rents psf	$50.12	$53.14	$58.64	$47.47	$56.25
Percentage of new rent over previously escalated rents (1)	0.1%	31.4%	7.6%	4.0%	6.5%
Tenant concession packages psf	$49.98	$22.41	$22.82	$37.74	$36.49
Free rent months	8.3	2.1	2.5	4.8	3.4

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp.
Key Financial Data
June 30, 2012
(Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties

	As of or for the three months ended
	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011

Selected Operating Data (Suburban)
Property operating revenues	$26,904	$26,038	$25,515	$25,061	$25,653
Property operating expenses	13,809	12,633	14,872	12,193	13,183
Property operating NOI	$13,095	$13,405	$10,643	$12,868	$12,470
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$13,095	$13,405	$10,643	$12,868	$12,470

Other income - consolidated	$1,100	$607	$459	$399	$342

SLG share of property NOI from unconsolidated JV	$4,442	$4,287	$4,448	$6,147	$4,665

Portfolio Statistics (Suburban)
Consolidated office buildings in service	25	25	25	25	25
Unconsolidated office buildings in service	6	6	6	6	6
	31	31	31	31	31

Consolidated office buildings in service - square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated office buildings in service - square footage	2,941,700	2,941,700	2,941,700	2,941,700	2,941,700
	6,804,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	86.0%	86.4%	86.2%	85.9%	86.4%

Office Leasing Statistics (Suburban)
Total office leases commenced	20	32	29	17	36
Total office square footage commenced	216,559	145,978	84,332	124,158	180,505

Average rent psf - leases commenced	$25.25	$33.74	$31.13	$38.49	$31.67
Previously escalated rents psf	$31.60	$35.36	$33.72	$37.85	$33.10
Percentage of new rent over previously escalated rents (1)	-20.1%	-4.6%	-7.7%	1.7%	-4.3%
Tenant concession packages psf	$11.42	$8.62	$18.94	$19.54	$14.96
Free rent months	8.9	2.0	2.2	12.0	3.2

(1) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS

Unaudited
($000’s omitted)

	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Assets
Commercial real estate properties, at cost:
Land & land interests	2,872,122	2,816,831	2,684,626	2,581,957	2,472,584
Buildings & improvements fee interest	7,311,351	7,191,889	7,147,527	6,731,915	6,835,204
Buildings & improvements leasehold	1,316,523	1,317,492	1,302,790	1,293,122	1,289,664
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	11,512,204	11,338,420	11,147,151	10,619,202	10,609,660
Less accumulated depreciation	(1,269,979)	(1,202,507)	(1,136,603)	(1,071,183)	(1,008,064)
	$10,242,225	$10,135,913	$10,010,548	$9,548,019	$9,601,596
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	1,014,042	1,022,931	893,933	921,146	896,632
Debt and preferred equity investments, net	982,209	999,573	985,942	897,028	582,418

Assets held for sale, net	91,574	—	76,562	—	—
Cash and cash equivalents	256,799	133,665	138,192	394,505	390,229
Restricted cash	138,493	98,563	86,584	102,084	85,370
Investment in marketable securities	23,502	25,689	25,323	54,962	55,366
Tenant and other receivables, net of $20,826 reserve at 6/30/12	32,728	29,020	32,107	31,661	28,452
Related party receivables	7,793	7,665	4,001	3,212	2,579
Deferred rents receivable, net of reserve for tenant credit loss of $31,343 at 6/30/12	315,700	300,419	281,974	265,600	244,008
Deferred costs, net	249,147	211,728	210,786	191,123	182,241
Other assets	784,901	796,547	737,900	753,305	575,187

Total Assets	$14,139,113	$13,761,713	$13,483,852	$13,162,645	$12,644,078

COMPARATIVE BALANCE SHEETS

Unaudited
($000’s omitted)

	6/30/2012	3/31/2012	12/31/2011	9/30/2011	6/30/2011
Liabilities
Mortgages & other loans payable	$4,861,463	$4,409,715	$4,314,741	$4,018,861	$3,978,345
Senior unsecured notes	1,173,769	1,171,331	1,270,656	1,267,580	1,019,240
Revolving credit facility	80,000	400,000	350,000	500,000	500,000
Accrued interest and other liabilities	114,003	116,498	126,135	126,405	102,710
Accounts payable and accrued expenses	140,910	137,500	142,428	146,445	130,735
Deferred revenue	352,151	373,573	357,193	381,211	300,093
Capitalized lease obligations	17,148	17,130	17,112	17,094	17,077
Deferred land lease payable	18,721	18,608	18,495	18,382	18,322
Dividends and distributions payable	30,126	29,652	28,398	15,002	14,861
Security deposits	47,463	47,996	46,367	44,312	43,032
Liabilities related to assets held for sale	62,792	—	61,988	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$6,998,546	$6,822,003	$6,833,513	$6,635,292	$6,224,415

Noncontrolling interest in operating partnership (3,486 units outstanding) at 6/30/12	279,685	237,763	195,030	114,726	158,418
Series G Preferred Units	47,550	47,550	—	—	—
Series H Preferred Units	2,000	2,000	2,000	—	—

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	274,022	274,022	274,022	274,022	274,022
Series D Perpetual Preferred Shares	96,321	96,321	96,321	96,321	96,321
Common stock, $.01 par value, 160,000 shares authorized, 93,543 issued and outstanding at 6/30/12	936	925	892	892	878
Additional paid—in capital	4,557,652	4,469,777	4,236,959	4,225,903	4,105,442
Treasury stock (3,605 shares) at 6/30/12	(319,866)	(319,866)	(308,708)	(307,535)	(307,419)
Accumulated other comprehensive loss	(28,413)	(24,376)	(28,445)	(24,462)	(21,589)
Retained earnings	1,741,160	1,665,547	1,704,506	1,763,403	1,721,440
Total SL Green Realty Corp. stockholders’ equity	6,321,812	6,162,350	5,975,547	6,028,544	5,869,095

Noncontrolling interest in other partnerships	489,520	490,047	477,762	384,083	392,150

Total equity	$6,811,332	$6,652,397	$6,453,309	$6,412,627	$6,261,245

Total Liabilities and Equity	$14,139,113	$13,761,713	$13,483,852	$13,162,645	$12,644,078

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2012	2011	2012	2012	2011
Revenues
Rental revenue, net	$267,691	$238,635	$260,814	$528,505	$465,655
Escalation and reimbursement revenues	41,584	34,994	41,663	83,247	65,269
Investment income	33,448	15,144	26,338	59,786	79,823
Other income	6,282	9,932	10,377	16,659	17,180
Total Revenues, net	349,005	298,705	339,192	688,197	627,927

Equity in net income (loss) from unconsolidated joint ventures	70,890	2,184	(1,560)	69,330	10,390
Gain on early extinguishment of debt	—	971	—	—	971

Expenses
Operating expenses	68,919	62,395	73,269	142,188	122,698
Ground rent	8,890	7,813	8,806	17,696	15,647
Real estate taxes	52,569	43,975	51,498	104,067	84,042
Loan loss and other investment reserves, net of recoveries	—	1,280	564	564	(1,870)
Transaction related costs	1,970	1,217	1,151	3,121	3,651
Marketing, general and administrative	20,721	22,454	20,196	40,917	42,475
Total Operating Expenses	153,069	139,134	155,484	308,553	266,643

Operating Income	266,826	162,726	182,148	448,974	372,645

Interest expense, net of interest income	82,327	68,173	80,137	162,464	132,439
Amortization of deferred financing costs	3,553	2,684	3,580	7,133	6,483
Depreciation and amortization	77,812	65,539	77,083	154,895	129,036
Loss on equity investment in marketable securities	—	6	—	—	133

Income from Continuing Operations	103,134	26,324	21,348	124,482	104,554

Income (loss) from discontinued operations	—	1,676	(78)	(78)	3,549
Gain (loss) on sale of discontinued operations	—	46,085	6,627	6,627	46,085
Equity in net gain on sale of joint venture interest / real estate	9,534	—	7,260	16,794	—
Purchase price fair value adjustment	—	475,102	—	—	488,890
Depreciable real estate reserves, net of recoveries	5,789	—	—	5,789	—
Net Income	118,457	549,187	35,157	153,614	643,078

Net income attributable to noncontrolling interests	(7,308)	(15,184)	(1,959)	(9,267)	(20,645)
Dividends on preferred units	(565)	—	(397)	(962)	—

Net Income (Loss) Attributable to SL Green Realty Corp	110,584	534,003	32,801	143,385	622,433

Dividends on perpetual preferred shares	(7,544)	(7,545)	(7,545)	(15,089)	(15,089)

Net Income (Loss) Attributable to Common Stockholders	$103,040	$526,458	$25,256	$128,296	$607,344

Earnings per Share
Net income (loss) per share (basic)	$1.15	$6.30	$0.29	$1.45	$7.44
Net income (loss) per share (diluted)	$1.14	$6.26	$0.29	$1.45	$7.40

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Six Months Ended
		June 30,	June 30,	March 31,	June 30,	June 30,
		2012	2011	2012	2012	2011
Funds from Operations
Net Income Attributable to Common Stockholders		$103,040	$526,458	$25,256	$128,296	$607,344

Add:	Depreciation and amortization	77,812	65,539	77,083	154,895	129,036
	Discontinued operations depreciation adjustments	—	—	—	—	676
	Joint ventures depreciation and noncontrolling interests adjustments	6,366	7,074	9,141	15,507	13,308
	Net income attributable to noncontrolling interests	7,308	15,184	1,959	9,267	20,645
Less:	Gain (loss) on sale of discontinued operations	—	46,085	6,627	6,627	46,085
	Equity in net gain on sale of joint venture property / real estate	9,534	—	7,260	16,794	—
	Purchase price fair value adjustment	—	475,102	—	—	488,890
	Depreciable real estate reserves, net of recoveries	5,789	—	—	5,789	—
	Non-real estate depreciation and amortization	209	212	267	476	425
	Funds From Operations	$178,994	$92,856	$99,285	$278,279	$235,609

	Funds From Operations - Basic per Share	$1.93	$1.09	$1.11	$3.05	$2.82

	Funds From Operations - Diluted per Share	$1.92	$1.08	$1.10	$3.03	$2.81

Funds Available for Distribution
FFO		$178,994	$92,856	$99,285	278,279	235,609

Add:	Non real estate depreciation and amortization	209	212	267	476	425
	Amortization of deferred financing costs	3,553	2,684	3,580	7,133	6,483
	Non-cash deferred compensation	8,093	8,203	8,662	16,755	17,382
Less:	FAD adjustment for Joint Ventures	4,036	4,380	2,810	6,846	9,156
	FAD adjustment for discontinued operations	—	1,261	—	—	2,465
	Straight-line rental income and other non cash adjustments	81,596	22,439	18,600	100,196	73,939
	Second cycle tenant improvements	12,308	18,235	1,934	14,242	23,164
	Second cycle leasing commissions	18,502	3,340	1,561	20,063	8,138
	Revenue enhancing recurring CAPEX	972	726	211	1,183	1,313
	Non-revenue enhancing recurring CAPEX	7,079	4,212	7,799	14,878	5,270

Funds Available for Distribution		$66,356	$49,362	$78,879	$145,235	$136,455
	Diluted per Share	$0.71	$0.57	$0.87	$1.58	$1.62

First cycle tenant improvements		$4,610	$7,817	$4,977	$9,587	$11,180
First cycle leasing commissions		$57	$841	$377	$434	$841
Redevelopment Costs		$6,921	$7,011	$7,682	$14,603	$8,620

Payout Ratio of Funds from Operations		13.0%	9.3%	22.7%	16.5%	7.1%
Payout Ratio of Funds Available for Distribution		35.2%	17.4%	28.6%	31.6%	12.3%

CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

	Series C	Series D						Accumulated Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2011	$274,022	$96,321	$892	$4,236,959	$(308,708)	$1,704,506	$477,762	$(28,445)	$6,453,309

Net Income attributable to SL Green						143,385	4,958		148,343
Preferred Dividend						(15,089)			(15,089)
Cash distributions declared ($0.50 per common share)						(44,832)			(44,832)
Cash distributions to noncontrolling interests							(11,999)		(11,999)
Comprehensive Income - Unrealized loss on derivative instruments								499	499
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								(608)	(608)
Comprehensive Income - Unrealized loss on marketable securities								141	141
Net proceeds from exercise of stock options			1	5,653					5,654
Redemption of units and dividend reinvestment proceeds			13	100,011					100,024
Consolidation of joint venture							18,799		18,799
Reallocation of noncontrolling interests in the operating partnership						(46,810)			(46,810)
Issuance of common stock			27	201,280					201,307
Deferred compensation plan			3	541	(11,158)				(10,614)
Amortization of deferred compensation				13,208					13,208
Balance at June 30, 2012	$274,022	$96,321	$936	$4,557,652	$(319,866)	$1,741,160	$489,520	$(28,413)	$6,811,332

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2011	86,045,684	2,764,737		88,810,421	—	88,810,421

YTD share activity	3,891,817	721,652		4,613,469		4,613,469
Share Count at June 30, 2012 - Basic	89,937,501	3,486,389	—	93,423,890	—	93,423,890

Weighting factor	(1,671,133)	(365,502)	379,400	(1,657,235)		(1,657,235)
Weighted Average Share Count at June 30, 2012 - Diluted	88,266,368	3,120,887	379,400	91,766,655	—	91,766,655

Supplemental Package Information

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	June 30, 2012		June 30, 2011
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,628,946	$746,621	$1,402,703	$638,522
Buildings & improvements fee interest	5,056,293	2,172,424	4,749,323	2,010,346
Buildings & improvements leasehold	7,491	3,371	29,708	13,369
	6,692,730	2,922,416	6,181,734	2,662,237
Less accumulated depreciation	(539,078)	(218,666)	(430,818)	(174,644)

Net real estate	$6,153,652	$2,703,750	$5,750,916	$2,487,593

Cash and cash equivalents	111,659	43,736	72,528	32,782
Restricted cash	103,476	42,604	70,452	34,032
Debt investments	—	—	29,312	14,656
Tenant and other receivables, net of $1,343 reserve at 6/30/12	24,980	8,825	16,911	6,179
Deferred rents receivable, net of reserve for tenant credit loss of $3,177 at 6/30/12	96,595	33,103	71,325	26,374
Deferred costs, net	127,239	47,256	96,643	37,424
Other assets	204,618	83,604	293,816	127,180

Total assets	$6,822,219	$2,962,878	$6,401,903	$2,766,220

Mortgage loans payable	$4,695,103	$1,919,749	$4,176,352	$1,783,078
Derivative instruments-fair value	37,096	18,541	30,044	15,099
Accrued interest and other liabilities	27,426	9,687	94,600	46,101
Accounts payable and accrued expenses	69,448	33,693	62,816	29,781
Deferred revenue	130,635	49,730	150,006	56,920
Security deposits	6,684	3,307	5,019	2,463
Contributed Capital (1)	1,855,827	928,171	1,883,066	832,778

Total liabilities and equity	$6,822,219	$2,962,878	$6,401,903	$2,766,220

As of June 30, 2012 the Company had twenty two unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and are not consolidated into the Company’s financial statements. We have consolidated the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, and 80% interests in 19-21 East 65th Street, 44 West 55th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)          Contributed capital reflects our share of capital based on implied sales prices of partially sold or contributed properties. Our investment in an unconsolidated joint venture reflects our actual contributed capital base.

Supplemental Information

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended June 30, 2012		March 31, 2012	Three Months Ended June 30, 2011
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$108,393	$46,908	$45,278	$101,357	$45,562
Escalation and reimbursement revenues	8,580	3,578	3,239	9,125	4,162
Other income	7,445	3,638	3,690	3,310	1,600
Total Revenues, net	$124,418	$54,124	$52,207	$113,792	$51,324

Expenses
Operating expenses	$16,207	$7,239	$7,574	$15,178	$6,974
Ground rent	742	38	117	902	117
Real estate taxes	12,483	5,409	5,812	12,290	5,543
Total Operating Expenses	$29,432	$12,686	$13,503	$28,370	$12,634

NOI	$94,986	$41,438	$38,704	$85,422	$38,690
Cash NOI	$87,037	$38,875	$36,577	$80,490	$37,482

Transaction related costs	$90	$38	$161	$752	$372
Interest expense, net of interest income	50,602	21,407	23,420	49,490	20,342
Amortization of deferred financing costs	2,904	1,170	627	4,097	1,526
Depreciation and amortization	35,724	15,807	16,056	33,865	14,266

Net Income (Loss)	$5,666	$3,016	$(1,560)	$(2,782)	$2,184

Plus: Real estate depreciation	35,691	15,801	16,049	33,831	14,259
FFO Contribution	$41,357	$18,817	$14,489	$31,049	$16,443

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,937	$1,176	$634	$4,131	$1,533
Less: Straight-line rental income and other non-cash adjustments	(7,916)	(2,661)	(2,131)	(5,526)	(1,582)
Less: Second cycle tenant improvement	(1,750)	(776)	(646)	(6,570)	(3,172)
Less: Second cycle leasing commissions	(5,549)	(1,665)	(654)	(2,281)	(1,024)
Less: Recurring CAPEX	(372)	(110)	(13)	(411)	(135)
FAD Adjustment	$(12,650)	$(4,036)	$(2,810)	$(10,657)	$(4,380)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	Six Months Ended June 30, 2012		Six Months Ended June 30, 2011
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$213,267	$92,186	$211,150	$97,225
Escalation and reimbursement revenues	16,154	6,817	21,386	10,852
Other income	15,045	7,328	4,816	2,314
Total Revenues, net	$244,466	$106,331	$237,352	$110,391

Expenses
Operating expenses	$32,973	$14,813	$34,865	$17,223
Ground rent	1,660	155	1,816	240
Real estate taxes	25,857	11,221	25,740	12,360
Total Operating Expenses	$60,490	$26,189	$62,421	$29,823

NOI	$183,976	$80,142	$174,931	$80,568
Cash NOI	$168,562	$75,452	$162,724	$76,986

Transaction related costs	$358	$199	$817	$392
Interest expense, net of interest income	105,470	44,827	93,439	38,726
Amortization of deferred financing costs	4,671	1,797	7,785	3,037
Depreciation and amortization	72,507	31,863	65,589	28,026

Net Income	$970	$1,456	$7,301	$10,387

Plus: Real estate depreciation	72,441	31,850	65,520	28,011
FFO Contribution	$73,411	$33,306	$72,821	$38,398

FAD Adjustments:
Add: Non real estate depreciation and amortization	$4,737	$1,810	$7,854	$3,052
Less: Straight-line rental income and other non-cash adjustments	(15,220)	(4,792)	(12,396)	(3,835)
Less: Second cycle tenant improvement	(3,217)	(1,422)	(11,288)	(5,519)
Less: Second cycle leasing commissions	(6,975)	(2,319)	(5,181)	(2,465)
Less: Recurring CAPEX	(424)	(123)	(1,109)	(389)
FAD Adjustment	$(21,099)	$(6,846)	$(22,120)	$(9,156)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

		Three Months Ended		Three Months Ended	Six Months Ended
		June 30,	June 30,	March 31,	June 30,	June 30,
		2012	2011	2012	2012	2011
	Property NOI

	Property operating NOI	$178,897	$159,446	$168,904	$347,801	$308,542
	NOI from discontinued operations	—	2,785	519	519	6,987
	Total property operating NOI - consolidated	178,897	162,231	169,423	348,320	315,529
	SLG share of property NOI from JVs	41,438	38,690	38,704	80,142	80,568
	NOI	$220,335	$200,921	$208,127	$428,462	$396,097

Less:	Free rent (net of amortization)	1,770	2,962	6,399	8,168	6,946
	Net FAS 141 adjustment	2,014	4,413	174	2,188	12,082
	Straightline revenue adjustment	17,593	21,146	18,926	36,519	47,047

Plus:	Allowance for S/L tenant credit loss	1,075	2,201	2,794	3,869	3,765
	Ground lease straight-line adjustment	210	4	172	382	54
	Cash NOI	$200,243	$174,605	$185,594	$385,838	$333,841

	Components of Consolidated Debt Service and Fixed Charges
	Interest expense	82,327	69,276	80,735	163,062	135,043
	Fixed amortization principal payments	11,602	9,280	13,526	25,128	16,810
	Total Consolidated Debt Service	93,929	78,556	94,261	188,190	151,853

	Payments under ground lease arrangements	8,680	7,817	8,634	17,314	15,701
	Dividends on preferred units	565	—	397	962	—
	Dividends on perpetual preferred shares	7,544	7,545	7,545	15,089	15,089
	Total Consolidated Fixed Charges	110,718	93,918	110,837	221,555	182,643

	Consolidated Interest Coverage Ratio	2.7	2.7	2.5	2.6	2.9
	Consolidated Debt Service Coverage Ratio	2.3	2.3	2.1	2.2	2.6
	Consolidated Fixed Charge Coverage Ratio	2.0	2.0	1.8	1.9	2.2

SELECTED FINANCIAL DATA 2012 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$214,123	$213,062	0.5%	$216,176	$430,297	$432,997	-0.6%
	Escalation & reimbursement revenues	30,906	29,597	4.4%	30,660	61,566	58,973	4.4%
	Other income	2,249	1,513	48.6%	3,440	5,688	4,755	19.6%
	Total Revenues	247,278	244,172	1.3%	250,276	497,551	496,725	0.2%
Expenses
	Operating expenses	51,780	52,236	-0.9%	55,100	106,879	107,159	-0.3%
	Ground rent	9,038	8,009	12.8%	9,010	18,048	15,985	12.9%
	Real estate taxes	40,476	38,800	4.3%	40,332	80,809	77,827	3.8%
	Transaction related costs	—	22	-100.0%	—	—	157	-100.0%
		101,294	99,067	2.2%	104,442	205,736	201,128	2.3%

	Operating Income	145,984	145,105	0.6%	145,834	291,815	295,597	-1.3%

	Interest expense & amortization of financing costs	46,848	43,979	6.5%	47,261	94,110	89,634	5.0%
	Depreciation & amortization	60,261	58,234	3.5%	60,125	120,385	117,995	2.0%

	Income before noncontrolling interest	38,875	42,892	-9.4%	38,448	77,320	87,968	-12.1%
Plus:	Real estate depreciation & amortization	60,251	58,225	3.5%	60,114	120,365	117,976	2.0%

	FFO Contribution	99,126	101,117	-2.0%	98,562	197,685	205,944	-4.0%

Less:	Non—building revenue	1,147	160	616.9%	712	1,859	598	210.9%

Plus:	Transaction related costs	—	22	-100.0%	—	—	157	-100.0%
	Interest expense & amortization of financing costs	46,848	43,979	6.5%	47,261	94,110	89,634	5.0%
	Non-real estate depreciation	10	9	11.1%	11	20	19	5.3%
NOI		144,837	144,967	-0.1%	145,122	289,956	295,156	-1.8%

Cash Adjustments
Less:	Free rent (net of amortization)	1,235	2,133	-42.1%	4,061	5,296	5,320	-0.5%
	Straightline revenue adjustment	12,449	16,799	-25.9%	14,456	26,905	38,657	-30.4%
	Rental income - FAS 141	4,578	5,361	-14.6%	4,737	9,315	12,606	-26.1%
Plus:	Ground lease straight-line adjustment	285	54	427.8%	285	569	371	53.4%
	Allowance for S/L tenant credit loss	773	1,534	-49.6%	2,260	3,034	2,862	6.0%
Cash NOI		$127,633	$122,262	4.4%	$124,413	$252,043	$241,806	4.2%

Operating Margins
	NOI to real estate revenue, net	58.66%	59.04%		57.63%	58.14%	59.15%
	Cash NOI to real estate revenue, net	51.69%	49.79%		49.40%	50.54%	48.46%

	NOI before ground rent/real estate revenue, net	62.32%	62.30%		61.21%	61.76%	62.35%
	Cash NOI before ground rent/real estate revenue, net	55.24%	53.03%		52.87%	54.04%	51.59%

SELECTED FINANCIAL DATA 2012 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$35,910	$33,728	6.5%	$35,729	$71,638	$66,996	6.9%
	Escalation & reimbursement revenues	1,965	1,945	1.0%	1,772	3,737	3,864	-3.3%
	Other income	22	89	-75.3%	90	111	116	-4.3%
	Total Revenues	37,897	35,762	6.0%	37,591	75,486	70,976	6.4%
Expenses
	Operating expenses	4,610	4,375	5.4%	4,644	9,254	9,381	-1.4%
	Real estate taxes	2,993	2,980	0.4%	2,988	5,980	5,976	0.1%
	Transaction related costs	8	34	-76.5%	18	25	70	-64.3%
		7,611	7,389	3.0%	7,650	15,259	15,427	-1.1%

	Operating Income	30,286	28,373	6.7%	29,941	60,227	55,549	8.4%

	Interest expense & amortization of financing costs	15,565	15,779	-1.4%	15,585	31,150	31,392	-0.8%
	Depreciation & amortization	10,864	11,428	-4.9%	11,274	22,138	22,259	-0.5%

	Income before noncontrolling interest	3,857	1,166	230.8%	3,082	6,939	1,898	265.6%
Plus:	Real estate depreciation & amortization	10,857	11,421	-4.9%	11,267	22,124	22,246	-0.5%

	FFO Contribution	14,714	12,587	16.9%	14,349	29,063	24,144	20.4%

Less:	Non—building revenue	11	81	-86.4%	55	66	106	-37.7%

Plus:	Transaction related costs	8	34	-76.5%	18	25	70	-64.3%
	Interest expense & amortization of financing costs	15,565	15,779	-1.4%	15,585	31,150	31,392	-0.8%
	Non-real estate depreciation	7	7	0.0%	7	14	13	7.7%
NOI		30,283	28,326	6.9%	29,904	60,186	55,513	8.4%

Cash Adjustments
Less:	Free rent (net of amortization)	357	453	-21.2%	1,512	1,869	589	217%
	Straightline revenue adjustment	1,792	1,689	6.1%	1,803	3,595	3,423	5.0%
	Rental income - FAS 141	657	785	-16.3%	589	1,247	1,295	-3.7%
Plus:	Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
	Allowance for S/L tenant credit loss	126	95	32.6%	98	224	184	21.7%
Cash NOI		$27,603	$25,494	8.3%	$26,098	$53,699	$50,390	6.6%

Operating Margins
	NOI to real estate revenue, net	79.93%	79.39%		79.67%	79.80%	78.33%
	Cash NOI to real estate revenue, net	72.86%	71.45%		69.53%	71.20%	71.10%

	NOI before ground rent/real estate revenue, net	79.93%	79.39%		79.67%	79.80%	78.33%
	Cash NOI before ground rent/real estate revenue, net	72.53%	71.18%		69.27%	70.90%	70.84%

SELECTED FINANCIAL DATA 2012 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2012	2011	%	2012	2012	2011	%
Revenues
	Rental revenue, net	$250,033	$246,790	1.3%	$251,905	$501,935	$499,993	0.4%
	Escalation & reimbursement revenues	32,871	31,542	4.2%	32,432	65,303	62,837	3.9%
	Other income	2,271	1,602	41.8%	3,530	5,799	4,871	19.1%
	Total Revenues	285,175	279,934	1.9%	287,867	573,037	567,701	0.9%
Expenses
	Operating expenses	56,390	56,611	-0.4%	59,744	116,133	116,540	-0.3%
	Ground rent	9,038	8,009	12.8%	9,010	18,048	15,985	12.9%
	Real estate taxes	43,469	41,780	4.0%	43,320	86,789	83,803	3.6%
	Transaction related costs	8	56	-85.7%	18	25	227	-89.0%
		108,905	106,456	2.3%	112,092	220,995	216,555	2.1%

	Operating Income	176,270	173,478	1.6%	175,775	352,042	351,146	0.3%

	Interest expense & amortization of financing costs	62,413	59,758	4.4%	62,846	125,260	121,026	3.5%
	Depreciation & amortization	71,125	69,662	2.1%	71,399	142,523	140,254	1.6%

	Income before noncontrolling interest	42,732	44,058	-3.0%	41,530	84,259	89,866	-6.2%
Plus:	Real estate depreciation & amortization	71,108	69,646	2.1%	71,381	142,489	140,222	1.6%

	FFO Contribution	113,840	113,704	0.1%	112,911	226,748	230,088	-1.5%

Less:	Non—building revenue	1,158	241	380.5%	767	1,925	704	173.4%

Plus:	Transaction related costs	8	56	-85.7%	18	25	227	-89.0%
	Interest expense & amortization of financing costs	62,413	59,758	4.4%	62,846	125,260	121,026	3.5%
	Non-real estate depreciation	17	16	6.3%	18	34	32	6.3%
NOI		175,120	173,293	1.1%	175,026	350,142	350,669	-0.2%

Cash Adjustments
Less:	Free rent (net of amortization)	1,592	2,586	-38.4%	5,573	7,165	5,909	21%
	Straightline revenue adjustment	14,241	18,488	-23.0%	16,259	30,500	42,080	-27.5%
	Rental income - FAS 141	5,235	6,146	-14.8%	5,326	10,562	13,901	-24.0%
Plus:	Ground lease straight-line adjustment	285	54	427.8%	285	569	371	53.4%
	Allowance for S/L tenant credit loss	899	1,629	-44.8%	2,358	3,258	3,046	7.0%
Cash NOI		$155,236	$147,756	5.1%	$150,511	$305,742	$292,196	4.6%

Operating Margins
	NOI to real estate revenue, net	61.60%	61.95%		60.90%	61.25%	61.81%
	Cash NOI to real estate revenue, net	54.60%	52.82%		52.37%	53.48%	51.50%

	NOI before ground rent/real estate revenue, net	64.78%	64.81%		64.04%	64.40%	64.62%
	Cash NOI before ground rent/real estate revenue, net	57.47%	55.10%		54.69%	56.07%	53.78%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
673 First Avenue	29,451	5.67%	922	Feb-13		28,984	—	Open
609 Fifth Avenue	94,167	5.85%	1,616	Oct-13		92,062	—	Open
220 East 42nd Street	188,197	5.25%	4,525	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	127,462	7.22%	3,495	Nov-15		109,537	—	Open
500 West Putnam Avenue	24,315	5.52%	503	Jan-16		22,376	—	Open
420 Lexington Avenue	186,107	7.50%	2,002	Sep-16		175,740	—	Sep-12
1-6 Landmark Square	85,250	4.00%	1,514	Dec-16		77,936	—	Jun-13
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
110 East 42nd Street	65,000	5.81%	—	Jul-17		65,000	—	Open
762 Madison Avenue	8,448	3.75%	115	Feb-19		7,664	—	Aug-13
1 Madison Avenue - South Building	617,353	5.91%	19,061	May-20		404,531	—	Open
400 East 57th Street	70,000	4.13%	—	Jan-24		1,168	—	Open
400 East 58th Street	30,000	4.13%	—	Jan-24		501	—	Open
100 Church Street	230,000	4.68%	—	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	3,612,400	5.64%	33,753			3,172,883
Secured fixed rate debt - Other
609 Partners, LLC	23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,023	8.00%	—			50,023
Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Revolving credit facility (swapped)	30,000	3.20%	—	Nov-15		30,000	Nov-16	Open
Unsecured notes	274,824	6.00%	—	Mar-16		275,000	—	Open
Convertible notes	282,414	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,593	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	357	4.00%	—	Jun-25	(2)	357	—	Jun-15
Convertible notes	18,003	3.00%	—	Mar-27	(3)	18,003	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	1,303,769	5.35%	—			1,366,938
Total Fixed Rate Debt/Wtd Avg	4,966,192	5.59%	33,753			4,589,844

Floating rate debt

Secured floating rate debt
521 Fifth Avenue (Libor +200 bps)	150,000	2.24%	—	Apr-13		150,000	—	Open
180 Maiden Lane (Libor + 211.25 bps)	275,314	2.60%	7,934	Nov-16		240,923	—	Open
1515 Broadway (Libor + 250 bps)	773,726	3.58%	8,391	Apr-18		719,320	—	Open
	1,199,040	3.19%	16,325			1,110,243

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	50,000	1.74%	—	Nov-15		50,000	Nov-16	Open
	50,000	1.74%	—			50,000

Total Floating Rate Debt/Wtd Avg	1,249,040	3.13%	16,325			1,160,243

Total Debt/Wtd Avg - Consolidated	6,215,232	5.09%	50,078			5,750,087

Total Debt/Wtd Avg - Joint Venture	1,919,749	4.88%

Weighted Average Balance & Interest Rate with SLG JV Debt	8,224,828	5.00%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Venture Unaudited ($000’s omitted)

				2012			As-Of
	Principal Outstanding - 6/30/12			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	—	Jul-12	12,150	—	Open
100 Park Avenue	213,476	106,525	6.64%	1,167	Sep-14	103,579	—	Open
7 Renaissance	856	428	10.00%	—	Feb-15	428	—	Open
One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
11 West 34th Street	17,628	5,288	4.82%	81	Jan-16	4,977	—	Open
280 Park Avenue	710,000	351,177	6.55%	—	Jun-16	341,953	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16	50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
388/390 Greenwich Street	1,106,756	559,996	5.19%	—	Dec-17	559,996	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22	32,750	—	Aug-15
717 Fifth Avenue (mezzanine)	290,000	31,658	9.00%	—	Jun-24	31,658	—	Open
Total Fixed Rate Debt/Wtd Avg	3,605,376	1,396,279	5.77%	1,248		1,383,798

Floating rate debt

Meadows (Libor + 135 bps)	83,517	41,759	1.61%	789	Sep-12	41,561	—	Open
29 West 34th Street (Libor + 165 bps)	53,650	26,825	2.24%	63	May-13	26,825	—	Open
1552 Broadway (Libor + 300 bps)	98,321	49,161	3.24%	—	Aug-13	49,161	—	Open
16 Court Street (Libor + 250 bps)	85,290	29,852	2.74%	—	Oct-13	29,852	—	Open
180-182 Broadway (Libor + 275 bps)	53,082	13,536	2.99%	—	Dec-13	13,536	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.00%	—	Oct-14	11,041	—	Open
3 Columbus Circle (Libor + 210 bps)	251,120	122,796	2.58%	3,734	Apr-16	111,442	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.14%	—	Jun-16	15,000	—	Open
724 Fifth Avenue (Libor + 235 bps)	120,000	60,000	2.59%	—	Jan-17	60,000	—	Open
10 East 53rd Street (Libor +250 bps)	125,000	68,750	2.74%	—	Feb-17	68,750	—	Mar-14
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.48%	342	Oct-17	58,097	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.41%	—	Dec-17	16,000	—	Open
Total Floating Rate Debt/Wtd Avg	1,089,727	523,470	2.51%	4,928		501,264

Total Joint Venture Debt/Wtd Avg	4,695,103	1,919,749	4.88%	6,175		1,885,061

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	45.3%		Less than 60%
Fixed Charge Coverage	1.8	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	28.0%		Less than 60%
Secured Debt / Total Assets	11.0%		Less than 40%
Debt Service Coverage	3.1	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	442.0%		Greater than 150%

DEBT SUMMARY SCHEDULE - Reckson Unaudited ($000’s omitted)

Consolidated

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2012	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Revolving credit facility (swapped)	30,000	3.20%	—	Nov-15		30,000	Nov-16	Open
Unsecured notes	274,824	6.00%	—	Mar-16		275,000	—	Open
Unsecured notes	249,593	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	357	4.00%	—	Jun-25	(2)	357	—	Jun-15
	903,352	6.10%	—			903,935

Total Fixed Rate Debt/Wtd Avg	1,403,352	5.75%				1,354,543

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	50,000	1.74%	—	Nov-15		50,000	Nov-16	Open
Total Floating Rate Debt/Wtd Avg	50,000	1.74%	—			50,000

Total Debt/Wtd Avg - Consolidated	1,453,352	5.61%	—			1,404,543

Unconsolidated Joint Venture

				2012			As-Of
	Principal Outstanding - 6/30/12			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
Total Debt/Wtd Avg - Joint Venture	315,000	94,500	4.91%	—		94,500

Total Debt/Wtd Avg - Consolidated + Joint Venture		1,547,852	5.57%	—		1,499,043

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	38.4%		Less than 60%
Fixed Charge Coverage	2.63	x	Greater than 1.5x
Secured Debt / Total Assets	10.4%		Less than 40%
Unsecured Debt / Unencumbered Assets	40.5%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2012 Scheduled	2013 Scheduled	2014 Scheduled	2015 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
625 Madison Avenue (2)	$4,613	$4,613	$4,613	$4,613	$—	2022	(3)
461 Fifth Avenue (2)	2,100	2,100	2,100	2,100	—	2027	(4)
420 Lexington Avenue (2)	10,933	10,933	10,933	10,933	—	2029	(5)
711 Third Avenue (2)	5,250	5,250	5,250	5,250	215	2033	(6)
752 Madison Avenue/19-21 East 65th Street (2)	209	212	212	212	—	2037	(7)
673 First Avenue	3,010	3,010	3,010	3,010	18,506	2037
1185 Avenue of the Americas (2)	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford (2)	615	615	615	615	—	2090

Total	$33,639	$33,642	$33,642	$33,642	$18,721

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,593	$17,148	2037

(1) Per the balance sheet at June 30, 2012.

(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.

(3) Subject to renewal at the Company’s option through 2054.

(4) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(5) Subject to renewal at the Company’s option through 2080.

(6) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(7) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

3/31/2011	$579,287	$883,368	7.37%	6.19%

Debt originations/accretion (1)	$56,130
Preferred Equity originations/accretion	$987
Redemptions/Sales/Amortization/Reserves	$(53,986)
6/30/2011	$582,418	$579,434	6.12%	6.28%

Debt originations/accretion (1)	$99,171
Preferred Equity originations/accretion	$254,019
Redemptions/Sales/Amortization/Reserves	$(38,580)
9/30/2011	$897,028	$811,836	7.99%	8.02%

Debt originations/accretion (1)	$102,026
Preferred Equity originations/accretion	$4,373
Redemptions/Sales/Amortization/Reserves	$(17,485)
12/31/2011	$985,942	$961,012	8.20%	8.36%

Debt originations/accretion (1)	$71,967
Preferred Equity originations/accretion	$4,356
Redemptions/Sales/Amortization/Reserves	$(62,692)
3/31/2012	$999,573	$1,012,386	8.96%	9.65%

Debt originations/accretion (1)	$62,038
Preferred Equity originations/accretion	$20,727
Redemptions/Sales/Amortization/Reserves (3)	$(100,129)
6/30/2012	$982,209	$1,025,495	9.39%	10.08%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Includes interest, origination fees and amortized discount recognized in the last month of the quarter.

(3) Includes $91,574 of a First Mortgage that was transferred into assets held for sale.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$3,000	$28,500	$207	41.47%	41.20%

Junior Mortgage Participation	$159,255	$1,677,647	$476	8.96%	8.91%

Mezzanine Debt	$476,271	$1,312,500	$847	9.74%	9.54%

Preferred Equity	$318,626	$1,463,195	$379	10.29%	10.15%

Other

Mezzanine Debt	$8,391	$796,693	$186	9.49%	9.58%

Preferred Equity	$16,666	$177,980	$226	15.12%	30.17%

Balance as of 6/30/12	$982,209	$5,456,516	$616	9.39%	10.08%

Current Maturity Profile (2)

(1) Approximately 33.3% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 2.8 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

Investment Type	Book Value (1)	Location	Collateral Type	Senior Financing	Last $ PSF	Current Yield

Preferred Equity	$206,931	New York City	Office	926,260	$448	8.71%
Mortgage and Mezzanine	108,549	New York City	Office	1,109,000	$1,109	9.12%
Preferred Equity	95,653	New York City	Office	480,000	$249	13.16%
Mezzanine Loan	70,864	New York City	Office/Retail	165,000	$1,978	9.99%
Mortgage and Mezzanine	65,096	New York City	Office/Retail	205,000	$390	7.06%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	9.70%
Mezzanine Loan	49,900	New York City	Office	467,000	$318	9.47%
Junior Mortgage Participation	49,000	New York City	Office	133,000	$475	8.47%
Mortgage and Mezzanine	46,452	New York City	Office	170,397	$430	10.51%
Mezzanine Loan	37,500	New York City	Office/Retail	62,500	$975	9.55%

Total	$789,945			$3,888,157		9.54%

(1) Net of unamortized fees, discounts, and reserves.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	3	81.8	81.8	70.9	70.8	70.5	32,057,544	3	3	15
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	86.0	86.0	84.3	85.3	86.6	22,393,440	2	2	26
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	73.8	70.0	70.0	94.0	94.0	26,516,256	3	2	19
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	94.8	94.6	95.2	95.5	91.4	48,306,228	5	4	30
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	1	80.6	85.1	85.6	86.1	85.8	20,418,036	2	2	73
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2	90.2	90.2	90.2	90.2	13,118,820	1	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	89.6	90.9	90.3	86.4	87.5	60,197,868	7	5	215
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	98.8	98.8	98.8	98.8	98.8	15,477,372	2	1	16
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	94.1	90.8	90.8	90.8	95.4	49,640,724	5	4	22
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2	99.2	99.2	99.2	99.2	32,780,472	4	3	12
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.2	84.7	84.7	84.2	83.0	13,629,108	1	1	10
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	94.5	94.5	94.6	94.6	94.6	44,421,192	5	4	24
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.7	99.7	99.7	99.7	99.7	19,742,892	2	2	8
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	87.5	87.5	94.8	94.2	94.2	26,690,244	3	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	97.9	97.9	97.1	97.1	97.1	41,050,572	4	4	31
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	85.5	86.4	86.4	86.4	84.2	38,124,696	4	3	38
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	96.9	96.9	99.9	99.9	99.9	85,279,428		4	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	3	95.2	99.9	99.9	99.9	99.9	73,181,388	8	6	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	97.8	97.8	90.0	91.5	87.1	35,422,812	4	3	40
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	98.7	99.8	99.8	99.8	99.8	67,539,444	7	6	3
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	97.4	96.9	96.9	96.9	96.9	5,089,080	1	0	18

Subtotal / Weighted Average			21	14,782,945	48%	92.3%	92.6%	92.0%	92.8%	92.5%	$771,077,616	75%	64%	650

“Non Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	95.5	96.9	95.5	—	—	6,779,736	1	1	88
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	77.7	78.7	69.9	71.2	72.6	7,424,592	1	1	19
180 Maiden Lane (4)	Financial East	Fee Interest	1	1,090,000	4	97.7	97.7	97.7	—	—	52,763,484		2	5
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	95.8	—	—	—	—	9,433,320	1	1	16
521 Fifth Avenue	Grand Central	Fee Interest	1	460,000	1	88.7	90.9	90.9	92.1	88.9	23,353,932	3	2	47
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0	100.0	100.0	100.0	98.5	107,622,192	12	9	13

Subtotal / Weighted Average			6	3,862,000	13%	96.4%	96.8%	96.2%	96.1%	94.4%	$207,377,256	17%	16%	188

Total / Weighted Average Manhattan Consolidated Properties			27	18,644,945	61%	93.1%	93.4%	92.8%	93.2%	92.8%	$978,454,872	91%	79%	838

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.2	95.0	95.0	95.0	95.0	51,640,212		2	36
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	107,986,128		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	70.4	72.6	72.6	77.8	80.9	14,188,920		1	25
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	86.3	84.2	84.3	80.9	80.9	25,960,056		1	34
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	34,739,508		1	1

Subtotal / Weighted Average			6	4,972,515	16%	95.9%	95.8%	95.8%	95.8%	96.0%	$234,514,824		10%	97

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	91.9	91.9	—	—	—	18,073,380		1	17

Subtotal / Weighted Average			1	354,300	1%	91.9%	91.9%	—	—	—	$18,073,380		1%	17

Total / Weighted Average Unconsolidated Properties			7	5,326,815	17%	95.7%	95.6%	95.8%	95.8%	96.0%	$252,588,204		11%	114

Manhattan Grand Total / Weighted Average			34	23,971,760	78%	93.7%	93.9%	92.5%	93.0%	92.7%	$1,231,043,076			952
Manhattan Grand Total - SLG share of Annualized Rent											$1,030,806,161		90%
Manhattan Same Store Occupancy % - Combined				19,755,460	82%	93.2%	93.4%	93.0%	93.5%	93.4%

Portfolio Grand Total			65	30,776,460	100%	92.0%	92.2%	91.2%	91.4%	91.3%	$1,404,950,052			1,381
Portfolio Grand Total - SLG Share of Annualized Rent											$1,142,024,932		100%

(1) SL Green holds an option to acquire the fee interest on this building.

(2) SL Green owns 50% of the building fee.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) SL Green holds a 49.9% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	74.9	74.9	74.9	74.9	74.9	1,549,392	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	80.3	80.3	80.3	80.3	80.3	1,414,008	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	78.7	78.7	80.1	80.1	80.1	1,940,244	0	0	4
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	59.4	59.4	59.4	59.4	49.0	1,564,536	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	79.2	79.2	79.2	79.9	79.9	2,032,692	0	0	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	78.2	78.2	78.2	78.2	78.2	2,464,164	0	0	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	72.5	73.6	73.6	73.6	73.6	3,621,264	0	0	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	86.0	85.5	85.5	84.9	84.9	3,191,064	0	0	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	69.5	69.5	61.2	61.2	61.2	3,964,428	0	0	9
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	87.5	87.5	87.5	87.5	92.4	6,383,520	1	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.9	76.9	78.1	76.2	76.2	3,995,916	0	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	95.3	95.3	93.6	95.3	94.4	4,168,296	0	0	11
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.3	94.3	94.3	94.3	13,175,772	1	1	16
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	81.4%	81.5%	80.6%	80.5%	80.6%	$49,465,296	5%	5%	95

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	94.9	95.2	95.6	93.1	96.5	8,555,028	1	1	59
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	66.6	66.6	64.1	64.1	64.1	733,728	0	0	8
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	54.6	54.6	52.3	51.1	61.2	2,299,428	0	0	12
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	72.7	72.7	72.7	72.7	79.8	2,170,452	0	0	9
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.5	99.5	99.1	99.5	99.5	753,996	0	0	11
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	87.1	87.1	87.1	87.1	87.1	3,923,760	0	0	6
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	88.5	88.5	88.5	88.5	88.5	3,972,192		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	93.6	93.6	6,958,644		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	79.7	81.0	84.5	87.7	89.2	5,250,480	1	0	18
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	84.9	88.8	88.8	87.0	87.0	1,830,168	0	0	19
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	53.6	51.5	53.3	47.7	48.7	2,253,588	0	0	15
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	51.3	51.3	51.3	51.2	51.2	2,717,448	0	0	9
Connecticut Subtotal/Weighted Average			12	1,727,900	5%	79.7%	80.0%	80.3%	79.5%	81.5%	$41,418,912	3%	3%	182

Total / Weighted Average Consolidated Properties			25	3,863,000	13%	80.6%	80.8%	80.5%	80.1%	81.0%	$90,884,208	9%	8%	277

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1	1,402,000	5	100.0	100.0	100.0	100.0	100.0	39,819,192		1	1
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	80.8	80.8	79.0	78.2	78.8	12,159,972		1	50
16 Court Street - 35%	Brooklyn, New York	Fee Interest	1	317,600	1	81.1	87.4	90.3	89.9	88.7	9,331,716		0	67
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	95.2	95.2	95.2	95.3	95.3	21,711,888		0	34
Total / Weighted Average Unconsolidated Properties			6	2,941,700	10%	93.1%	93.8%	93.8%	93.6%	93.6%	$83,022,768		2%	152

Suburban Grand Total / Weighted Average			31	6,804,700	22%	86.0%	86.4%	86.2%	85.9%	86.4%	$173,906,976			429
Suburban Grand Total - SLG share of Annualized Rent											$111,218,771		10%
Suburban Same Store Occupancy % - Combined				6,804,700	100%	86.0%	86.4%	86.2%	85.9%	86.4%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Retail, Development & Land Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
“Same Store” Retail
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	7	23.7	23.7	23.7	23.7	23.7	2,001,902	5	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	4	100.0	100.0	100.0	100.0	100.0	1,802,496	2	15,382,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	8	100.0	100.0	100.0	100.0	100.0	6,845,616	14	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	4	100.0	100.0	100.0	100.0	100.0	4,395,564	9	47,979,602	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	30	89.4	89.4	89.4	79.4	79.4	33,935,616	15	279,966,857	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	13	100.0	100.0	100.0	100.0	100.0	1,577,532	6	16,357,696	3
Subtotal/Weighted Average			6	264,276	66%	86.6%	86.6%	86.6%	82.1%	82.1%	$50,558,726	52%	$390,527,351	16

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	6	100.0	100.0	—	—	—	1,440,671	5	7,451,648	7
44 West 55th Street - 80%	Plaza District	Fee Interest	1	8,557	2	56.4	56.4	—	—	—	306,528	1	4,744,823	3
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	16	91.6	92.9	—	—	—	11,794,824	24	223,664,748	9
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	3	100.0	100.0	100.0	100.0	—	5,004,000	7	69,418,118	1
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	5	100.0	100.0	—	—	—	2,480,004	8	940,686	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	2	100.0	100.0	—	—	—	1,215,456	4	16,597,931	5
Subtotal/Weighted Average			7	134,410	34%	93.2%	93.8%	100.0%	100.0%	0.0%	$22,241,483	48%	$322,817,954	26

Total / Weighted Average Retail Properties			13	398,686	100%	88.8%	89.0%	87.1%	82.7%	82.1%	$72,800,209	100%	$713,345,305	42

Development
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	11	57.1	57.1	32.1	32.1	10.7	3,423,031	9	53,781,170	4
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	3	33.0	26.4	26.0	18.3	14.5	618,240	2	16,542,203	17
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	3	8.1	—	—	—	—	176,004	0	5,598,253	1
180-182 Broadway - 25.5%	Cast Iron/Soho	Fee Interest	2	153,000	6	—	—	—	—	—	—	—	87,125,258	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	1	10.8	10.8	10.8	10.8	10.8	313,536	1	9,315,794	1
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	741,500	28	14.4	15.7	16.8	19.7	19.7	11,961,684	15	525,303,453	16
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	47	54.0	55.1	74.5	78.2	78.2	56,586,012	73	1,004,715,686	31
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	59.7	59.7	59.7	59.7	—	—	—	154,834,090	2
Total / Weighted Average Development Properties			10	2,614,996	100	37.6%	38.0%	44.7%	47.0%	44.4%	$73,078,507	100%	$1,857,215,907	72

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	9,000,000	45	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	11,095,000	55	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$20,095,000	100%	$559,279,807

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	260	96.9	95.0	—	—	—	2,532	9,139,463	111,290,091
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	94.4	96.0	—	—	—	2,780	4,405,540	48,926,556
Total / Weighted Average Residential Properties			2	430,482	385	96.1%	95.3%	—	—	—	$2,613	$13,545,003	$160,216,647

(1) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
333 West 34th Street	Penn Station	Fee Interest	345,400	3	90.2	90.2	90.2	90.2	90.2	13,118,820	4	3	3
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	98.8	98.8	98.8	98.8	98.8	15,477,372	5	4	16
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.2	99.2	99.2	99.2	99.2	32,780,472	10	9	12
750 Third Avenue	Grand Central North	Fee Interest	780,000	7	97.9	97.9	97.1	97.1	97.1	41,050,572	13	11	31
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	85.5	86.4	86.4	86.4	84.2	38,124,696	12	10	38
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	14	96.9	96.9	99.9	99.9	99.9	85,279,428		12	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	10	95.2	99.9	99.9	99.9	99.9	73,181,388	23	19	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	5	97.8	97.8	90.0	91.5	87.1	35,422,812	11	9	40

Subtotal / Weighted Average			6,036,400	58%	95.6%	96.5%	96.4%	96.5%	95.9%	$334,435,560	79%	78%	170

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	95.8	—	—	—	—	9,433,320	3	3	16

Subtotal / Weighted Average			215,000	2%	95.8%	—	—	—	—	$9,433,320	3%	3%	16

Grand Total / Weighted Average			6,251,400	60%	95.6%	96.5%	96.4%	96.5%	95.9%	$343,868,880	82%		186
Grand Total - SLG share of Annualized Rent										$302,081,960		80%

Suburban Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-12	Mar-12	Dec-11	Sep-11	Jun-11	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	1,549,392	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.3	80.3	80.3	80.3	80.3	1,414,008	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.7	78.7	80.1	80.1	80.1	1,940,244	1	1	4
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	59.4	59.4	59.4	49.0	1,564,536	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.2	79.2	79.2	79.9	79.9	2,032,692	1	1	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,464,164	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	72.5	73.6	73.6	73.6	73.6	3,621,264	1	1	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	86.0	85.5	85.5	84.9	84.9	3,191,064	1	1	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	2	69.5	69.5	61.2	61.2	61.2	3,964,428	1	1	9
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	2	87.5	87.5	87.5	87.5	92.4	6,383,520	2	2	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	76.9	76.9	78.1	76.2	76.2	3,995,916	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	95.3	95.3	93.6	95.3	94.4	4,168,296	1	1	11
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	94.3	94.3	94.3	94.3	94.3	13,175,772	4	3	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	1	88.5	88.5	88.5	88.5	88.5	3,972,192		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	93.6	6,958,644		1	9
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	79.7	81.0	84.5	87.7	89.2	5,250,480	2	1	18
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	53.6	51.5	53.3	47.7	48.7	2,253,588	1	1	15

Total / Weighted Average Consolidated Properties			2,785,500	27%	81.1%	81.1%	80.7%	80.6%	80.8%	$67,900,200	18%	17%	144

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1,402,000	13	100.0	100.0	100.0	100.0	100.0	39,819,192		3	1

Total / Weighted Average Unconsolidated Properties			1,402,000	13%	100.0%	100.0%	100.0%	100.0%	100.0%	$39,819,192		3%	1

Grand Total / Weighted Average			4,187,500	40%	87.4%	87.4%	87.2%	87.1%	87.2%	$107,719,392			145
Grand Total - SLG share of Annualized Rent										$74,489,848		20%

Reckson Portfolio Grand Total			10,438,900	100%	92.3%	92.8%	92.6%	92.6%	92.3%	$451,588,272			331
Portfolio Grand Total - SLG Share of Annualized Rent										$376,571,808	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

Tenant Name	Property	Lease Expiration	Total Square Feet	Annualized Cash Rent ($)		PSF Annualized	% of Annualized Cash Rent	SLG Share of Annualized Cash Rent($)	% of SLG Share of Annualized Cash Rent	S&P Credit Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd & One Court Square	Various	4,425,032	$167,981,631	(1)	$37.96	12.0%	$84,787,533	7.4%	A-
Viacom International, Inc.	1515 Broadway	2031	1,271,881	78,331,587		$61.59	5.6%	78,331,587	6.9%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2014 & 2020	1,238,829	72,261,889		$58.33	5.1%	68,909,514	6.0%	A+
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	41,777,526		$52.01	3.0%	20,855,341	1.8%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	34,739,509		$53.89	2.5%	11,206,966	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,943,377		$67.72	3.0%	21,391,122	1.9%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	494,476	21,245,195		$42.97	1.5%	21,245,195	1.9%	BBB+
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	341,903	14,184,292		$41.49	1.0%	13,248,629	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	14,896,165		$43.92	1.1%	14,896,165	1.3%
Ralph Lauren Corporation	625 Madison Avenue	2019	334,486	21,315,689		$63.73	1.5%	21,315,689	1.9%	A-
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	15,531,214		$53.64	1.1%	10,069,863	0.9%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,550,392		$37.36	0.8%	10,550,392	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	15,802,296		$60.04	1.1%	8,059,171	0.7%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,716,967		$35.92	0.6%	8,716,967	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,043,448		$43.15	0.7%	10,043,448	0.9%
HF Management Services LLC	100 Church Street	2032	230,394	6,912,694		$30.00	0.5%	6,912,694	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,295,527		$23.25	0.4%	5,295,527	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	9,964,354		$44.60	0.7%	4,974,205	0.4%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	213,456	10,585,338		$49.59	0.8%	9,537,902	0.8%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2012, 2015 & 2030	207,136	7,687,680		$37.11	0.5%	7,051,611	0.6%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,619,353		$27.54	0.8%	5,619,353	1.1%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	11,983,375		$66.00	0.9%	11,983,375	1.0%	BBB
Fuji Color Processing Inc.	200 Summit Lake Drive	2013 & 2019	165,880	5,236,262		$31.57	0.4%	5,236,262	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,766,164		$60.19	0.7%	9,766,164	0.9%
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	162,146	7,255,384		$44.75	0.5%	7,255,384	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,374,080		$82.70	1.0%	13,374,080	1.2%	BBB+
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	156,265	7,594,233		$48.60	0.5%	7,594,233	0.7%
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,440,497		$77.19	0.8%	11,440,497	1.0%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	145,964	9,046,667		$61.98	0.6%	9,046,667	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	9,174,537		$62.91	0.7%	4,679,014	0.4%

Total			14,559,633	$700,257,323	(1)	$48.10	50.2%	$523,394,551	46.4%

Portfolio Grand Total			30,776,460	$1,404,950,052	(1)	$45.65		$1,142,024,932

(1) -	Reflects the net rent of $40.99 PSF for the 388-390 Greenwich Street lease. If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $48.80.
Total PSF annualized rent for the largest tenants would be $51.39 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $47.21.
(2) -	43% of Portfolio’s largest tenants have investment grade credit ratings. 32% of SLG share of annualized rent is derived from these tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Leasing Activity - Manhattan Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/12			1,446,331

Add: Acquired Vacancies	304 Park Avenue South		9,028

Space which became available during the Quarter (2):
Office
	1 Madison Avenue	1	12,230	12,064	$56.17
	51 East 42nd Street	3	2,192	2,192	$53.15
	110 East 42nd Street	3	10,226	10,226	$36.80
	317 Madison Avenue	6	19,856	21,505	$44.10
	420 Lexington Avenue	21	41,126	46,252	$53.24
	521 Fifth Avenue	3	10,656	10,827	$40.50
	600 Lexington Avenue	2	19,267	17,949	$70.37
	810 Seventh Avenue	3	24,695	32,970	$71.51
	1185 Avenue of the Americas	2	50,000	50,000	$46.93
	Total/Weighted Average	44	190,248	203,985	$53.86

Retail
	673 First Avenue	1	10,374	9,348	$60.35
	Total/Weighted Average	1	10,374	9,348	$60.35

Storage
	420 Lexington Avenue	1	381	443	$30.19
	Total/Weighted Average	1	381	443	$30.19

	Total Space which became available during the Quarter
	Office	44	190,248	203,985	$53.86
	Retail	1	10,374	9,348	$60.35
	Storage	1	381	443	$30.19
		46	201,003	213,776	$54.10

	Total Available Space		1,656,362

(1)       Escalated rent is calculated as total annual income less electric charges.

(2)       Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,656,362

Office
	51 East 42nd Street	1	1.0	209	224	$42.86	$41.91	$—	—
	110 East 42nd Street	2	5.0	8,210	8,210	$43.33	$34.05	$12.75	2.8
	125 Park Avenue	1	15.0	22,783	25,366	$60.00	$39.38	$71.94	5.0
	220 East 42nd Street	1	4.2	2,495	2,753	$51.00	$—	$88.56	2.0
	420 Lexington Avenue	12	5.1	25,439	31,287	$47.59	$47.51	$29.74	1.6
	485 Lexington Avenue	2	6.8	29,702	30,537	$48.67	$—	$60.30	3.1
	521 Fifth Avenue	1	10.0	774	945	$50.00	$43.92	$10.00	1.0
	600 Lexington Avenue	1	10.8	12,487	12,487	$65.00	$58.65	$65.00	10.0
	609 Fifth Avenue	1	3.1	807	921	$65.00	$—	$37.72	1.0
	673 First Avenue	1	14.5	10,374	9,348	$65.00	$60.35	$—	7.0
	800 Third Avenue	1	10.5	10,760	11,300	$58.00	$—	$—	5.5
	810 Seventh Avenue	1	10.0	18,500	17,320	$52.00	$—	$16.62	—
	Total/Weighted Average	25	9.1	142,540	150,698	$53.65	$46.73	$40.40	3.7

Retail
	100 Park Avenue	1	10.2	1,816	1,839	$105.00	$—	$—	4.0
	331 Madison Avenue	1	1.0	600	968	$99.17	$—	$—	—
	Total/Weighted Average	2	7.0	2,416	2,807	$102.99	$—	$—	2.6

Storage
	420 Lexington Avenue	1	3.0	381	443	$31.00	$30.19	$—	—
	Total/Weighted Average	1	3.0	381	443	$31.00	$30.19	$—	—

Leased Space
	Office (3)	25	9.1	142,540	150,698	$53.65	$46.73	$40.40	3.7
	Retail	2	7.0	2,416	2,807	$102.99	$—	$—	2.6
	Storage	1	3.0	381	443	$31.00	$30.19	$—	—
	Total	28	9.1	145,337	153,948	$54.48	$46.64	$39.55	3.6

Total Available Space as of 6/30/12				1,511,025

Early Renewals
Office
	51 East 42nd Street	3	4.3	1,935	2,048	$45.37	$51.08	$—	—
	100 Church Street	1	20.4	285,314	353,253	$31.99	$35.13	$42.46	5.0
	317 Madison Avenue	2	5.0	23,651	28,052	$36.12	$49.83	$2.33	0.9
	420 Lexington Avenue	4	5.5	8,303	11,178	$53.27	$56.95	$5.24	1.1
	609 Fifth Avenue	1	2.0	695	746	$67.00	$56.45	$—	—
	810 Seventh Avenue	1	10.5	20,500	22,437	$46.25	$41.06	$10.00	1.0
	1515 Broadway	1	16.0	1,245,266	1,387,317	$54.79	$54.23	$55.00	10.0	(4)
	Total/Weighted Average	13	16.5	1,585,664	1,805,031	$49.92	$50.27	$50.77	8.7

Retail
	51 East 42nd Street	1	5.0	2,624	2,624	$95.00	$101.71	$—	—
	1515 Broadway	1	16.1	7,619	7,619	$371.25	$336.64	$—	7.0
	Total/Weighted Average	2	13.2	10,243	10,243	$300.48	$276.46	$—	5.2

Storage
	100 Church Street	1	20.4	19,268	19,268	$14.00	17.25	$—	5.0
	317 Madison Avenue	1	5.0	51	88	$22.50	21.64	$—	—
	Total/Weighted Average	2	20.3	19,319	19,356	$14.04	$17.27	$—	5.0

Renewals
	Early Renewals Office	13	16.5	1,585,664	1,805,031	$49.92	$50.27	$50.77	8.7
	Early Renewals Retail	2	13.2	10,243	10,243	$300.48	$276.46	$—	5.2
	Early Renewals Storage	2	20.3	19,319	19,356	$14.04	$17.27	$—	5.0
	Total	17	16.5	1,615,226	1,834,630	$50.94	$51.19	$49.96	8.6

(1)	Annual initial base rent.
(2)	Escalated rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $56.02/rsf for 80,161 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $50.18/rsf for 1,885,192 rentable SF.
(4)	Viacom has right to defer portion of free rent.

Leasing Activity - Suburban Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/12			1,019,325

Space which became available during the Quarter (2):
Office
	520 White Plains Road	1	2,069	2,069	$25.25
	100 Summit Lake Drive	1	2,042	2,042	$27.17
	1 Landmark Square	2	10,748	10,748	$35.60
	300 Main Street	2	6,812	6,812	$27.55
	1010 Washington Boulevard	1	1,994	1,994	$40.22
	1055 Washington Boulevard	3	8,040	8,010	$37.07
	The Meadows	1	15,205	15,205	$27.00
	Jericho Plaza	1	2,371	2,371	$39.01
	16 Court Street	2	22,560	22,560	$40.03
	Total/Weighted Average	14	71,841	71,811	$34.28

Storage
	Jericho Plaza	2	780	780	$13.13
	Total/Weighted Average	2	780	780	$13.13

	Total Space which became available during the Quarter
	Office	14	71,841	71,811	$34.28
	Storage	2	780	780	$13.13
		16	72,621	72,591	$34.05

	Total Available Space		1,091,946

(1)	Escalated rent is calculated as total annual income less electric charges.
(2)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Properties

Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,091,946

Office
	115-117 Stevens Avenue	1	3.2	900	911	$19.00	$—	$2.00	2.0
	100 Summit Lake Drive	1	3.0	2,042	2,042	$27.17	$27.17	$5.00	1.0
	1 Landmark Square	3	2.1	9,866	9,866	$32.94	$35.57	$9.62	1.8
	300 Main Street	1	3.2	1,812	1,812	$26.50	$28.31	$1.00	—
	1010 Washington Boulevard	4	3.7	4,999	4,999	$31.34	$38.06	$9.35	2.1
	1055 Washington Boulevard	3	3.6	5,760	5,760	$31.00	$34.09	$4.51	1.3
	The Meadows	1	0.3	15,205	15,205	$27.00	$27.00	$—	—
	Jericho Plaza	1	3.0	2,371	2,371	$33.00	$39.01	$—	—
	16 Court Street	1	10.2	2,545	2,557	$27.38	$—	$21.90	2.0
	Total/Weighted Average	16	2.4	45,500	45,523	$29.43	$31.60	$5.22	1.0

Storage
	Jericho Plaza	2	3.0	780	780	$13.13	$13.13	$—	—
	Total/Weighted Average	2	3.0	780	780	$13.13	$13.13	$—	—

Leased Space
	Office (3)	16	2.4	45,500	45,523	$29.43	$31.60	$5.22	1.0
	Storage	2	3.0	780	780	$13.13	$13.13	$—	—
	Total	18	2.5	46,280	46,303	$29.16	$31.23	$5.13	1.0

Total Available Space as of 6/30/12				1,045,666

Early Renewals
Office
	1100 King Street - 5 Int’l Drive	1	5.8	46,032	46,032	$24.00	$29.66	$7.00	9.0
	200 Summit Lake Drive	2	6.2	114,667	114,667	$23.02	$31.70	$16.69	12.8
	680 Washington Boulevard	1	3.0	10,337	10,337	$40.00	$39.13	$—	—
	Total/Weighted Average	4	5.9	171,036	171,036	$24.31	$31.60	$13.07	11.0

Retail
	300 Main Street	1	1.3	14,515	14,515	$27.00	28.50	$—	—
	16 Court Street	1	5.0	3,100	3,134	$170.00	150.51	$—	—
	Total/Weighted Average	2	2.0	17,615	17,649	$52.39	$50.17	$—	—

Renewals
	Early Renewals Office	4	5.9	171,036	171,036	$24.31	$31.60	$13.07	11.0
	Early Renewals Retail	2	2.0	17,615	17,649	$52.39	$50.17	$—	—
	Total	6	5.5	188,651	188,685	$26.94	$33.34	$11.85	10.0

(1)	Annual initial base rent.
(2)	Escalated rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $29.48/rsf for 38,073 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $25.25/rsf for 209,109 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2012 (1)	15	56,927	0.32%	$2,619,444	$46.01	$55.31		—	—	—	—	—	—
In 2nd Quarter 2012 (1)	3	25,096	0.14%	$1,634,976	$65.15	$146.41		1	13,013	0.25%	$305,004	$23.44	$25.00
In 3rd Quarter 2012	25	83,067	0.47%	$4,931,244	$59.36	$56.66		1	13,672	0.27%	$886,788	$64.86	$70.00
In 4th Quarter 2012	30	241,466	1.36%	$12,402,132	$51.36	$53.98		6	52,860	1.03%	$3,483,156	$65.89	$69.80

Total 2012	73	406,556	2.29%	$21,587,796	$53.10	$60.42		8	79,545	1.56%	$4,674,948	$58.77	$62.51

1st Quarter 2013	27	138,648	0.78%	$9,369,768	$67.58	$64.39		1	152	0.00%	$22,512	$148.11	$150.00
2nd Quarter 2013	39	339,274	1.91%	$22,749,900	$67.05	$60.31		—	—	—	—	—	—
3rd Quarter 2013	42	242,014	1.36%	$12,786,876	$52.84	$64.53		1	120	0.00%	$3,180	$26.50	$30.00
4th Quarter 2013	32	314,667	1.77%	$18,484,080	$58.74	$65.76		2	45,510	0.89%	$2,126,484	$46.73	$68.91

Total 2013	140	1,034,603	5.82%	$63,390,624	$61.27	$63.50		4	45,782	0.90%	$2,152,176	$47.01	$69.08

2014	122	1,764,673	9.93%	$96,954,144	$54.94	$60.83		16	313,482	6.14%	$17,891,040	$57.07	$71.11
2015	121	800,213	4.50%	$40,584,792	$50.72	$55.80		19	161,282	3.16%	$9,224,568	$57.20	$65.56
2016	84	1,153,382	6.49%	$64,090,272	$55.57	$64.33		15	159,288	3.12%	$9,240,372	$58.01	$69.23
2017	92	1,736,365	9.77%	$95,231,640	$54.85	$58.86		10	120,195	2.35%	$8,208,564	$68.29	$71.68
2018	36	650,918	3.66%	$48,512,121	$74.53	$74.48		16	429,469	8.41%	$32,588,280	$75.88	$74.55
2019	25	803,678	4.52%	$47,654,364	$59.30	$62.62		4	130,575	2.56%	$9,588,348	$73.43	$74.69
2020	40	2,263,340	12.74%	$129,084,888	$57.03	$62.98		5	173,990	3.41%	$8,849,364	$50.86	$68.21
2021	44	2,314,194	13.02%	$119,619,394	$51.69	$56.42		3	61,615	1.21%	$2,919,840	$47.39	$65.79
Thereafter	79	4,840,520	27.24%	$251,744,837	$52.01	$59.77		14	798,930	15.64%	$39,264,576	$49.15	$53.90
	856	17,768,442	100.00%	$978,454,872	$55.07	$60.78		114	2,474,153	48.43%	$144,602,076	$58.45	$62.53

							(4)	2	2,634,670	51.57%	$107,986,128
								116	5,108,823	100.00%	$252,588,204

(1)	Includes month to month holdover tenants that expired prior to 6/30/12.
(2)	Tenants may have multiple leases.
(3)	Represents in place annualized rent allocated by year of maturity.
(4)	Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $40.99/psf with annual CPI escalation.
(5)	Management’s estimate of average asking rents as of June 30, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2012 (1)	19	122,527	4.19%	$2,133,048	$17.41	$18.36	7	64,383	2.45%	$2,351,904	$36.53	$34.62
In 2nd Quarter 2012 (1)	1	900	0.03%	$24,348	$27.05	$27.62	6	77,185	2.94%	$2,620,284	$33.95	$32.58
In 3rd Quarter 2012	6	51,408	1.76%	$1,561,560	$30.38	$32.33	5	20,011	0.76%	$684,948	$34.23	$33.67
In 4th Quarter 2012	13	82,888	2.83%	$2,757,384	$33.27	$34.18	8	93,798	3.57%	$3,464,076	$36.93	$35.27

Total 2012	39	257,723	8.81%	$6,476,340	$25.13	$26.27	26	255,377	9.71%	$9,121,212	$35.72	$34.17

1st Quarter 2013	10	190,302	6.51%	$6,011,292	$31.59	$26.25	4	4,570	0.17%	$342,660	$74.98	$69.20
2nd Quarter 2013	12	48,199	1.65%	$1,800,996	$37.37	$33.31	9	55,553	2.11%	$1,620,456	$29.17	$26.96
3rd Quarter 2013	12	50,159	1.72%	$1,699,644	$33.89	$33.33	3	13,243	0.50%	$472,872	$35.71	$33.51
4th Quarter 2013	4	25,987	0.89%	$979,728	$37.70	$43.34	6	15,924	0.61%	$517,428	$32.49	$28.00

Total 2013	38	314,647	10.76%	$10,491,660	$33.34	$29.87	22	89,290	3.40%	$2,953,416	$33.08	$30.28

2014	38	288,513	9.87%	$9,442,980	$32.73	$30.87	31	302,318	11.50%	$10,820,004	$35.79	$32.73
2015	43	309,343	10.58%	$10,178,424	$32.90	$31.74	21	141,719	5.39%	$4,437,192	$31.31	$32.46
2016	47	689,496	23.58%	$21,166,212	$30.70	$32.89	9	102,588	3.90%	$4,179,174	$40.74	$32.78
2017	24	107,320	3.67%	$3,396,348	$31.65	$31.95	8	60,370	2.30%	$2,298,480	$38.07	$33.04
2018	16	162,135	5.54%	$5,581,164	$34.42	$34.94	4	61,523	2.34%	$2,292,672	$37.27	$32.93
2019	13	274,717	9.39%	$8,139,984	$29.63	$30.11	6	38,432	1.46%	$1,398,456	$36.39	$34.62
2020	11	234,319	8.01%	$7,134,900	$30.45	$33.19	8	1,436,236	54.62%	$40,820,568	$28.42	$37.49
2021	8	142,281	4.87%	$3,498,900	$24.59	$27.07	5	37,662	1.43%	$1,296,540	$34.43	$33.20
Thereafter	13	143,981	4.92%	$5,377,296	$37.35	$36.64	7	103,985	3.95%	$3,405,054	$32.75	$27.75
	290	2,924,475	100.00%	$90,884,208	$31.08	$31.40	147	2,629,500	100.00%	$83,022,768	$31.57	$35.22

(1)          Includes month to month holdover tenants that expired prior to 6/30/12.

(2)          Tenants may have multiple leases.

(3)          Represents in place annualized rent allocated by year of maturity.

(4)          Management’s estimate of average asking rents as of June 30, 2012. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2012	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	89.6	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	87.5	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.2	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	80.6	$105,600,000

Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	94.8	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	98.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.9	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	94.1	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	94.5	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	98.7	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	88.7	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.2	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		94.1	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	86.3	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	95.2	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	97.4	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	98.7	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	81.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	70.4	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	73.8	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	88.7	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	77.7	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	54.0	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.7	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	95.5	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	91.9	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	95.8	$135,000,000
				569,300			$387,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2012	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	84.9	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	84.5	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	81.4	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	95.2	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	53.6	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	51.3	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	81.1	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	33.0	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	80.8	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	6/30/2012	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	0.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	57.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	8.1	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	14.4	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	59.7	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	100.0	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	95.8	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	91.6	$223,000,000
				554,892			$416,000,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
				398,356	$797,083,774

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RBC Capital Markets	David B. Rodgers	(440) 715-2647	dave.rodgers@rbccm.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).